UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2005

BURLINGTON NORTHERN SANTA FE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, Texas 76131-2830

(Address of Principal Executive Offices) (Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Amendment of a Material Definitive Agreement

On February 11, 2005, the Board of Directors of Burlington Northern Santa Fe Corporation (the “Company”) amended the Burlington Northern Santa Fe Corporation Non-Employee Director Stock Plan (the “Plan”) to grant an additional 800 Restricted Stock Units to each non-employee director elected to the Board of Directors at the 2005 annual meeting and each subsequent annual meeting in lieu of the 3,000 non-qualified stock options previously granted annually under the Plan, for a total grant of 2,500 Restricted Stock Units to each non-employee director elected at the 2005 annual meeting and each subsequent annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

By:	/s/ Thomas N. Hund
Thomas N. Hund Executive Vice President and Chief Financial Officer

Date: February 16, 2005